Filed pursuant to Rule 497(a)(1)
File No. 333-167803
Rule 482 AD

Oxford Lane Capital Corp. Invests Proceeds of Initial Public Offering

Greenwich, CT -- 02/1/2011 – Oxford Lane Capital Corp. (the “Company”) (NasdaqGS: OXLC) announced today that since the closing of the Company’s initial public offering on January 25, 2011, it has now entered into transactions representing approximately $14.0 million of the $33.5 million in net proceeds the Company received from its initial public offering (representing approximately 42% of those proceeds). These investments (which are now pending settlement) were made in junior debt and equity tranches of collateralized loan obligations, consistent with the Company’s investment objective described in the prospectus relating to the Company’s initial public offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in the above-referenced offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.  A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.

The above-referenced offering was made only by means of a prospectus, copies of which may be obtained from Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, (telephone number 631-270-1600).  Investors should consider the investment objective, risks, and charges and expenses of the Company carefully before investing.  The prospectus, dated January 19, 2011, which was filed with the Securities and Exchange Commission, contains this and other information about the Company.  Investors should read the prospectus carefully before investing.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It seeks to achieve its investment objective by investing primarily in senior secured loans made to companies whose debt is unrated or is rated below investment grade (“Senior Loans”), with an emphasis on current income.  Those investments may take a variety of forms, including the direct purchases of Senior Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Loans.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission, including the prospectus dated January 19, 2011.  We undertake no obligation to update such statements to reflect subsequent events.

Contact:

Bruce Rubin
203-983-5280